REGISTRATION RIGHTS AGREEMENT

                            Dated as of June 15, 1998

                                       of

                               PRIME RETAIL, INC.

                                       and

                               PRIME RETAIL, L.P.

                               for the benefit of

                             HOLDERS OF COMMON UNITS

                                       of

                               PRIME RETAIL, L.P.

                                       and

                   CERTAIN STOCKHOLDERS OF PRIME RETAIL, INC.

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this " Agreement") is made and entered into as of June 15, 1998, by PRIME RETAIL, INC., a Maryland corporation (the
"Company"), and PRIME RETAIL L.P., a Delaware limited partnership (the "Partnership"), for the benefit of those Persons (as defined herein) who own Shares (as defined herein) and those Persons (other than the Company) who own Units (as defined herein) and their respective successors, assigns and transferees (herein referred to collectively as the "Holders" and individually as a "Holder");

     WHEREAS, Prime Retail, Inc., a Maryland corporation ("Old Prime"), the Partnership, Horizon Group, Inc., a Michigan corporation ("HGI"), the Company (formerly known as Sky Merger Corp.), Horizon Group Properties, Inc., a Maryland corporation, Horizon Group Properties, L.P., a Delaware limited partnership, and Horizon/Glen Outlet Centers Limited Partnership, a Delaware limited partnership ("Horizon Partnership") have entered into that certain Amended and Restated
Agreement and Plan of Merger dated as of February 1, 1998 (the "Merger Agreement");

     WHEREAS, on the date hereof and in accordance with the Merger Agreement, Horizon Partnership has merged with and into the Partnership (the "Partnership Merger"), with the Partnership as the surviving partnership, HGI has merged with and into the Company (the "Reincorporation"), with the Company as the surviving corporation, and Old Prime has merged with and into the Company, with the Company as the surviving corporation (the "Corporate Merger" and, together with the Partnership Merger and the Reincorporation, the "Mergers");

     WHEREAS, Old Prime, the Partnership and certain others have entered into a Registration Rights Agreement dated March 22, 1994 (the "Old Prime Registration Rights Agreement") and HGI has entered into a Registration Rights Agreement dated as of July 14, 1995 (the "HGI Registration Rights Agreement" and, together with the Old Prime Registration Rights Agreement, the "Prior Agreements").

     WHEREAS, Sky Merger Corp. filed a registration statement (the "S-4 Registration Statement") registering the Shares issuable upon the exchange of Units under the Securities Act.

     WHEREAS, it is a condition to the consummation of the various transactions contemplated by the Merger Agreement that the Company and the Partnership enter into this Agreement;

     WHEREAS, the Company and the Partnership have agreed, subject to the terms, conditions and limitations set forth herein, to provide the Holders with the registration rights set forth herein and it is the intent of the Company and the Partnership that this Agreement supersede and replace the Prior Agreements in their entirety.

     NOW, THEREFORE, the Company for the benefit of the holders agrees as follows:

     1. Definitions.

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Closing Date" shall have the meaning assigned to such term in the Merger Agreement.

          "Common Units" shall mean units of limited partnership interest designated as Common Units in the Partnership Agreement and outstanding on the date hereof, including any Common Units issued in connection with the Partnership Merger, all of which interests are exchangeable for Company Common Stock or, at the option of the Company as the general partner of the Partnership, cash in accordance with Article XI of the Partnership Agreement.

          "Company" shall have the meaning set forth in the preamble and shall also include any successors thereof.

          "Company Common Stock" shall mean the shares of common stock, $0.01 par value per share, of the Company.

          "Company Series B Preferred Stock" shall mean the shares of 8.5% Series B Cumulative Participating Convertible Preferred Stock, $0.01 par value per share, of the Company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          "HGI Common Stock" shall mean shares of common stock, $0.01 par value per share, of HGI and any shares of capital stock into which such shares are converted pursuant to the Reincorporation.

          "Holder" or "Holders" shall have the meaning set forth in the preamble. Holders shall be comprised of REIT Holders and Unit Holders.

          "Old Prime Common Stock" shall mean shares of common stock, $0.01 par value per share, of Old Prime.

          "Partnership" shall have the meaning set forth in the preamble and shall also include any successors thereof.

          "Partnership Agreement" shall mean the Second Amended and Restated Agreement of Limited Partnership of Partnership, as in effect on the Closing Date and as from time to time amended, supplemented or modified in accordance with the terms thereof.

          "Person" shall mean an individual, partnership, corporation, trust, limited liability company, or unincorporated organization, or a government or agency or political subdivision thereof.

          "Prime/Sky Merger Effective Time" shall have the meaning assigned to such term in the Merger Agreement.

          "Prospectus" shall mean the prospectus included in a Registration Statement, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Public Sale" shall mean a public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144A (or any similar provision then in effect) under the Securities Act.

          "Registrable Securities" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof by the Holder shall have become effective under the Securities Act and which have been disposed of by the Holder under such Registration Statement, (ii) Shares sold or which may be sold or otherwise distributed pursuant to Rule 144 or Rule 145 under the Securities Act in unlimited quantities in any three-month period as confirmed in a written opinion of counsel to the Company addressed to the Holder or (iii) Shares as to which registration under the Securities Act is not required to permit the sale thereof by the Holder to the public, and certificates without restrictive legend shall have been delivered by the Company for such Shares.

          "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons engaged by the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 3(a)(viii) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters, if any, required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder, all of which shall be borne by such Holder in all cases.

          "Registration Notice" shall have the meaning set forth in Section 3(a)(ii) hereof.

          "Registration Statement" shall mean the S-4 Registration Statement and/or the "shelf" registration statement of the Company filed pursuant to
     Section 2(a) hereof and any other entity required to be a registrant with respect to such shelf registration statement pursuant to the requirements of the Securities Act which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

          "REIT Holders" shall mean Holders of Shares, and their respective successors, assigns and transferees.

          "SEC" shall mean the Securities and Exchange Commission.

          "Securities Act" shall mean Securities Act of 1933, as amended from time to time.

          "Shares" shall mean Company Series B Preferred Stock and Company Common Stock that, in either case, (i) are issuable upon the exchange of Units in accordance with Article XI of the Partnership Agreement or; (ii) were issued on the date hereof in connection with the Corporate Merger in exchange for HGI Common Stock or Old Prime Common Stock that was held immediately prior to the Prime/Sky Merger Effective Time by "affiliates" of HGI or Old Prime, respectively, within the meaning of Rule 144(a)(1) under the Securities Act.

          "Shelf Registration" shall mean a registration required to be effected pursuant to Section 2(a) hereof.

          "Unit Holders" shall mean the holders (other than the Company) owning Units on the date hereof and their respective successors, assigns and transferees.

          "Units" shall mean the Common Units.

          2. Shelf Registration Under the Securities Act

          (a) Filing of Registration Statement. As promptly as practicable after the date hereof, but in any event within thirty (30) days of the date hereof, the Company shall cause to be filed promptly a Registration Statement on Form S-3 providing for the sale by the Company to the Holders of Shares to be issued upon the exchange of Units in accordance with
     Article XI of the Partnership Agreement and providing for the sale by the Holders of Registrable Securities in accordance with the terms hereof and will use its reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as reasonably practicable. The Company agrees to use its reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until such date as there shall no longer be any Registrable Securities outstanding, and further agrees to supplement or amend the Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for Registration. Notwithstanding any provision of this Section 2(a) to the contrary, if as of the date of this Agreement any of the Registrable Securities are subject to an effective registration statement under the Securities Act on a form permitting the sale of Shares in the manner provided for in this Agreement, such registration statement may, at the option of the Company, serve as the Registration Statement required by this Section 2(a) for all purposes of this Agreement with respect to such Shares. The Company shall cause to be filed a post-effective amendment to such Registration Statement permitting resales of such Shares and shall use its reasonable efforts to cause such post-effective amendment to become effective on the date hereof or as soon as reasonably practicable after the date hereof.

          (b) Expenses. The Company shall pay all Registration Expenses in connection with any Registration pursuant to Section 2. Each Holder shall pay all underwriting discounts and commissions, the fees and disbursements of counsel representing such Holder, and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Registration Statement.

          (c) Inclusion in Registration Statement. The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed offer or sale by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing. Any Holder who does not provide the information reasonably requested by the Company in connection with the Registration Statement as promptly as practicably after receipt of such request, but in no event later than ten (10) business days thereafter, shall not be entitled to have its Registrable Securities included in the Registration Statement.

          (d) Obligations of Holders. Each Holder who sells Shares under a Registration Statement shall be deemed to have agreed to all of the terms and conditions of this Agreement and to assume and agree to perform any and all obligations of a Holder hereunder.

          3. Registration Procedures.

          (a) Obligations of the Company. In connection with the Registration Statement pursuant to Section 2(a) hereof, the Company shall:

               (i) cause the Registration Statement to be available for the sale of the Registrable Securities by Holders in one or more transactions on the New York Stock Exchange ("NYSE") or otherwise, in special offering, exchange distributions or secondary distribution pursuant to and in accordance with the rules of the NYSE, in the over-the-counter market, in negotiated transactions, through the writing of options of the Registrable Securities, or a combination of such methods of sale, and to comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; provided, however, the Registration Statement shall also provide that sales may be made by the Holder pursuant to Rule 144.

               (ii) (A) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required hereunder; (B) cause the Prospectus included in such Registration Statement to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; (C) respond promptly to any comments received from the SEC with respect to the Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and (D) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

               (iii) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, without charge, as many copies of each prospectus, and any amendment or supplement thereto and such other documents as they may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus, by each such Holder of Registrable Securities, in connection with the offering and sale of the Registrable Securities covered by the Prospectus;

               (iv) notify promptly each Holder of Registrable Securities (A) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (B) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and
          (C) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading;

               (v) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as promptly as practicable;

               (vi) use its reasonable efforts to register or qualify the Registrable Securities subject to the Registration Statement under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by the Registration Statement, and each underwriter thereof, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder or any underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3(a)(vi), (B) subject itself to taxation in any such jurisdiction, or (C) submit to the general service of process in any such jurisdiction;

               (vii) upon the occurrence of any event contemplated by Section 3(a)(iv)(C) hereof, use its reasonable efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading;

               (viii) use its reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

               (ix) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

               (x) use its reasonable efforts. to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holders that have delivered Registration Notices to the Company to consummate the disposition of such Registrable Securities.

     (b) Obligations of Holders. In connection with and as a condition to the Company's obligations with respect to a Registration Statement pursuant to
Section 2 hereof and this Section 3, each Holder agrees that (i) it will not offer or sell its Registrable Securities under the Registration Statement until it has received copies of the supplemental or amended Prospectus contemplated by
Section 3(a)(ii)(A) and (B) hereof and receives notice that any post-effective amendment has become effective; and (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in Section
3(a)(iv)(C) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by
Section 3(a)(vi) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     (c) Additional Undertakings. The Company shall cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of Registrable Securities. The Company further agrees to enter into agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

               (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

               (ii)obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinion requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

               (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Registrable Securities (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

               (iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

               (v) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

               (vi) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of the Registrable Securities being sold and the managing underwriters, if any.

The above shall be done at closing under any underwriting or similar agreement as and to the extent required thereunder.

     4. Indemnification; Contribution.

     (a) Indemnification by the Company and the Partnership. The Company and the Partnership, jointly and severally, agree to indemnify and hold harmless each Holder, each Person, if any, who participates as an underwriter in the offering or sale of Registrable Securities hereunder, each officer and director of such Holder and underwriter, and each Person, if any, who controls any Holder or such underwriter within the meaning of Section 15 of the Securities Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability,  claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                    (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 4(a) does not apply to any Holder or underwriter with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Partnership by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) as evidenced by a written statement duly executed by such Holder specifically stating that it is for use in the preparation thereof.

     (b) Indemnification by the Holders and Underwriters. Each Holder severally agrees, and with respect to any underwriter the Company and the Partnership may require an undertaking reasonably satisfactory to the Company and the Partnership from such underwriter, to indemnify and hold harmless the Company, the Partnership and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company, the Partnership or any other selling Holder within the meaning of
Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof (except that any settlement described in Section 4(a)(ii) shall be effected only with the written consent of such Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon (i) any untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Partnership by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto) as evidenced by a written statement duly executed by such Holder specifically stating that it is for use in the preparation thereof, or (ii) such Holder's failure to deliver a Prospectus to any purchaser of Registrable Securities where such a delivery obligation was applicable to such Holder's sale of Registrable Securities and such Holder had been provided with sufficient copies of such Prospectus for the relevant deliveries thereof. In no event shall the liability of any Holder under this Section 4(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 4(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 4(a) or (b) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding. Any settlement effected by the Company or the Partnership shall also release each Holder that has sold securities pursuant to the Registration Statement, provided such Holder is entitled to indemnification with respect to such sale pursuant to this Section 4. The indemnification obligations provided pursuant to Section 4(a) and (b) hereof survive, with respect to a Holder, the transfer of Registrable Securities by such Holder, and with respect to a Holder or the Company, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to laws or contracts.

     (d) Contribution.

               (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this
          Section 4 is for any reason held to be unenforceable although applicable in accordance with its term, the Company and the Partnership, jointly and severally, on the one hand, and the selling Holders, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Partnership, jointly and severally, and the selling Holders, in such proportion as is appropriate to reflect the relative fault of the Company and the Partnership on the one hand and the selling Holders on the other hand as well as the relative benefits to such parties and other equitable considerations (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among, other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to, information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

               (ii) The Company, the Partnership and the Holders agree that it would not be just or equitable if contribution pursuant to this
          Section 4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were sold to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

               (iii) Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as Company

               (iv) The contribution provided for in this Section 4(d) shall survive, with respect to a Holder, the transfer of Registrable Securities by such Holder, and with respect to a Holder or the Company, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

               5. Rule 144 Sales.

               (a) Reports. The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required to enable such Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

               (b) Certificates. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two (2) business days prior to any sale of Registrable Securities.

               6. Miscellaneous.

               (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority in amount of the outstanding Registrable Securities; provided, however, that no amendment, modification or supplement or waiver or consent that adversely effects any rights under this

     Agreement shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 6(a) shall be provided by the Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(b), which address initially is, with respect to each Holder, the address and facsimile number set forth next to such Holder's name on the books and records of the Company, or (b) if to the Company or the Partnership, at: Prime Retail, Inc., 100 East Pratt Street, Nineteenth Floor, Baltimore, MD 21202 Attention: C. Alan Schroeder, facsimile number: (410) 234-0275. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

          (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Company, Partnership and the Holders, including without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities or Units, in any manner, whether by operation of law or otherwise, such Registrable Securities or Units, as the case may be, shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities or Units such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof. Each such Person shall be entitled to the benefits of this Agreement without the consent of the Company, the Partnership or any other Holder.

          (d) Headings. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          (f) Specific Performance. The Company and the Holders hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          (g) Entire Agreement. This Agreement is intended by the Company as a final expression of its agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings of the Company with respect to such subject matter.

          IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first written above.

                                                              PRIME RETAIL, INC.


                                             By:  /s/  William H. Carpenter, Jr.
                                             Name:     William H. Carpenter, Jr.
                                             Title:   President


                                                              PRIME RETAIL, L.P.

                                             By: PRIME RETAIL, INC., its General
                                             Partner


                                              By:  /s/ William H. Carpenter, Jr.
                                              Name:    William H. Carpenter, Jr.
                                              Title:   President